                                                                   Exhibit 10.44

                            WAIVER OF CERTAIN RIGHTS
                   OF THE SERIES A CONVERTIBLE PREFERRED STOCK
                      OF BEI MEDICAL SYSTEMS COMPANY, INC.


         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Series A Convertible Preferred stockholders of BEI Medical Systems Company, Inc., a Delaware corporation (the "COMPANY"), constituting holders of a majority of the outstanding shares of the Company's Series A Convertible Preferred Stock, in accordance with Section 2(b)(ii) of that certain Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on February 12, 2001 (THE "CERTIFICATE OF DESIGNATIONS"), hereby agree as follows:

         1. WAIVER. The undersigned hereby waive the right to receive any preferential payment upon the occurrence of an Acquisition (as that term is defined in Section 3(c)(i) of the Certificate of Designations) which was not approved by the Board of Directors of the Company.

         2. LEGEND. The undersigned hereby agree on their own behalf and on the behalf of their successors in interest, that any certificate representing shares of the Series A Convertible Preferred Stock may bear a legend reflecting this Waiver.

         3. CONSTRUCTION. This Waiver shall be construed in accordance with the laws of the State of Delaware, excluding conflicts of laws principles.

         4. COUNTERPARTS. This Waiver may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Waiver effective as of December 13, 2001.

                                By:  /s/ Jan Rock
                                     -------------------------------------------

                                Name:  Jan Rock
                                       -----------------------------------------

                                Title:  Managing Member, Medcapital, LLC
                                        ----------------------------------------

Shares of Series A Preferred Stock Owned: 133,333

                                By:  Delta Opportunity Fund, Ltd.

                                By:  Diaz & Altschul Advisors, LLC

                                As Investment Advisor

                                Name:  Christopher S. Mooney
                                       -----------------------------------------
                                       /s/ Christopher S. Mooney

                                Title:  CFO


Shares of Series A Preferred Stock Owned: 80,000


                                By:  Delta Opportunity Fund (Institutional), LLC

                                By:  Diaz & Altschul Advisors, LLC

                                As Investment Advisor

                                Name:  Christopher S. Mooney
                                       -----------------------------------------
                                       /s/ Christopher S. Mooney

                                Title:  CFO


Shares of Series A Preferred Stock Owned: 55,334


                                By:  /s/ Jordan Davis
                                     -------------------------------------------

                                Name:  Jordan Davis
                                       -----------------------------------------

                                Title:    Radius Venture Partners
                                        ----------------------------------------
                                         Managing Partner


Shares of Series A Preferred Stock Owned: 533,334


                                By:  /s/ Robert P. Khederian
                                     -------------------------------------------

                                Name:  Robert P. Khederian
                                       -----------------------------------------

                                Title:  Individual
                                        ----------------------------------------


Shares of Series A Preferred Stock Owned: 234,483